UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                   of The Securities Exchange Act of 1934

                       Date of Report: April 19, 2001


                                  KFX INC.
           (Exact name of Registrant as specified in its charter)


           Delaware                      0-23634                   84-1079971
   --------------------------      --------------------------  ----------------------
 (State or other jurisdiction of    Commission File Number        IRS Employer
  incorporation or organization)                               Identification Number


          3300 East 1st Avenue, Suite 290 Denver,
                   Colorado, USA                                80206
       ----------------------------------------------   ----------------------
         (Address of principal executive offices)             (Zip Code)

                               (303) 293-2992
                        ___________________________
                      (Registrant's telephone number,
                            including area code)

                               not applicable
                             -----------------
       (Former name or former address, if changed since last report)



ITEM 5.  Other Events.

On April 11, 2001, the Company and its subsidiary, Pegasus Technologies, Inc. ("Pegasus"), agreed with Pavilion Technologies, Inc. ("Pavilion") to dismiss all current litigation presently styled "Pavilion Technologies, Inc. v. Pegasus Technologies, Inc. and Pegasus Technologies, Ltd." (Civil Action No. 1-01-00053-LW, United States District Court for the Northern District of Ohio, Cleveland Division), without prejudice, in order to explore possible combinations.

ITEM 7.   Exhibits

The Company's related press release, issued on April 12, 2001 is included in this Form 8-K as Exhibit 99.1.


                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 19, 2001                  KFx Inc.
                                       (Registrant)
                                       By:
                                       /s/ Seth L. Patterson
                                       --------------------------------------
                                       Seth L. Patterson
                                       Executive Vice President and Chief
                                       Financial Officer


                                EXHIBIT LIST


99.1 KFx Inc. Press Release dated April 12, 2001, entitled "Pavilion Technologies and KFx Subsidiary Agree to Drop Lawsuit"